[BRIDGEWAY LOGO]


December Quarter Semi-annual Report

February 20, 2001

Dear Fellow Aggressive Growth Shareholder,

Amid the market correction and NASDAQ Composite Index rout of the December quarter, our Portfolio declined 15.7%. The Portfolio broke its string of eight consecutive quarters of beating the S&P 500 Index, which declined by 7.8%. The NASDAQ Composite Index declined 32.7% in the quarter. Overall, it was a dramatic and mixed quarter.

Bridgeway Aggressive Growth ranks #17 of 189 aggressive growth funds over the last year, according to data from Morningstar. It ranks #1 of 94 such funds over the last five years. Even more impressive is that we rank #2 of all 1,849 diversified domestic equity funds with a five-year track record.

Performance Summary

TRANSLATION: We definitely had our share of exposure to the technology rout of the December quarter, trailing our performance benchmarks. On the strength of the three previous quarters, we still had a very good calendar year 2000, up 13.6% versus declines for each of our benchmarks.

The table below presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. The graph presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994.

                                      December Qtr.       1 Year         5 Year        Life-to-Date
                                         10/1/00          1/1/00         1/1/96         8/5/94
                                       to 12/31/00      to 12/31/00   to 12/31/00(3)  to 12/31/00(3)
                                       -----------      -----------   --------------  --------------
Aggressive Growth Portfolio               (15.7)%           13.6%          36.1%          33.8%
S&P 500 Index (large companies)(1)         (7.8)%           (9.1)%         18.3%          20.1%
Russell 2000 (small companies)(1)          (6.9)%           (3.0)%         10.3%          12.8%
Lipper Capital Appreciation Funds(2)      (13.0)%          (12.9)%         14.9%          16.9%


(1) The S&P 500 and the Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (2) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic capital appreciation mutual funds as reported by Lipper Analytical Services, Inc. (3) Five year and life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 8/5/94 TO 12/31/00]

Detailed Explanation of Quarterly Performance

Our strong exposure to the energy sector really helped performance in the December quarter. So did Timberland, the shoe company. To show you the full impact of oil and gas holdings, I'll include our best performers down to the ones with 30% gains:

Rank   Description                              Industry                 % Gain
----   -----------                              --------                 ------
 1     Professional Detailing Inc.              Commercial Services       88.1%
 2     Timberland Company                       Apparel                   63.1%
 3     KEY Production Company Inc.              Oil & Gas Producers       52.1%
 4     Interpool Inc.                           Trucking & Leasing        49.2%
 5     Laboratory Corp. Of America Holdings     Healthcare-Services       47.0%
 6     Denbury Resources Inc.                   Oil & Gas Producers       44.7%
 7     Cross Timbers Oil Company                Oil & Gas Producers       44.6%
 8     St. Mary Land & Exploration              Oil & Gas Producers       44.4%
 9     Chesapeake Energy Corp.                  Oil & Gas Producers       40.9%
 10    Belco Oil & Gas Corp.                    Oil & Gas Producers       40.1%
 11    Westport Resources Corp.                 Oil & Gas Producers       36.9%
 12    Tom Brown Inc.                           Oil & Gas Producers       34.2%

Timberland was our third largest position at the beginning of the quarter; therefore, it contributed the most in dollar terms. I can't say anything unusual happened with the company in the quarter. It seemed quite cheap previously, then Wall Street "discovered" it.

Detailed Explanation of Quarterly Performance--What Didn't Go Well

Obviously, with a negative quarterly return, not everything went well in the quarter. Technology did take its toll, as shown below. Not a very pretty list. A number of our stocks, which had held up unusually well early in the year, were finally "let out to pasture." (I originally wrote, "taken out and shot," but Joanna said it was too violent and not in keeping with our culture.)

Rank   Description                             Industry                  % Loss
----   -----------                             --------                  ------
 1     Unify                                   Internet-Software        (88.1)%
 2     Tollgrade Communications Inc.           Telecommunications       (73.7)%
 3     Applera Corp-Celera Genomics Group      Biotechnology            (63.7)%
 4     Pegasus Solutions Inc.                  Internet                 (63.0)%
 5     Akamai Technologies Inc.                Internet-Services        (59.9)%
 6     Silicon Storage Technology Inc.         Computers                (58.0)%
 7     Plexus Corp.                            Commercial Services      (56.9)%
 8     Digital Lightwave Inc.                  Telecommunications       (56.4)%
 9     Rambus Inc.                             Semiconductors           (54.2)%
 10    Candela Corp.                           Healthcare-Products      (52.3)%
 11    SDL Inc.                                Telecommunications       (52.1)%
 12    PMC - Sierra Inc.                       Semiconductors           (52.0)%
 13    Newport Corp.                           Telecommunications       (50.6)%

Detailed Explanation of Calendar Year Performance

TRANSLATION: In calendar year 1999, technology ruled the roost. We owned five stocks that at least doubled; all of them were in technology. In 2000, we owned six companies that more than doubled, and only one was from technology (if you include telecommunications in technology). Nine of the ten worst performing stocks were from the technology sector. The industries that helped "make up the difference" in 2000 were retail and energy.

You may recall from my 1999 December quarter letter that I had undertaken some significant trimming of the NASDAQ darlings that made the Portfolio so much money in 1999. Keeping in mind that we had very high exposure to these stocks in November of 1999, our models were (in hindsight) correct in helping us reduce risk in this sector. This trimming brought our exposure to these stocks from "very high" to "above average;" we did not completely abandon them. After a year, an appropriate question would be, how did the stocks that replaced the tech group perform? You may recall that we redirected the harvested money primarily into 1) large (value) stocks from mature industries that looked cheap,
2) very "beaten up" smaller retail stocks, 3) oil industry stocks, and 4) other small stocks. I can tell you that the large value stocks we picked did not help our performance over the course of the year. Small stocks did make a comeback relative to large ones, and we did pretty well with them. Retail and oil really helped. Our ten best-performing stocks:

Rank   Description                             Industry                   % Gain
----   -----------                             --------                   ------
  1    Professional Detailing Inc.             Commercial Services        328.2%
  2    Laboratory Corp. Of America Holdings    Healthcare-Services        180.3%
  3    Timberland Company                      Apparel                    154.8%
  4    Newport Corp.                           Telecommunications         138.1%
  5    Standard-Pacific Corp.                  Home Builders              135.2%
  6    Cross Timbers Oil Company               Oil & Gas Producers        101.8%
  7    Barra Inc.                              Software                    87.4%
  8    KEY Production Company Inc.             Oil & Gas Producers         78.9%
  9    Actrade Financial Technologies Ltd.     Commercial Services         77.6%
 10    SCP Pool Corp.                          Distribution/Wholesale      73.8%

Apart from oil and gas stocks, what is most impressive to me from this list is the breadth of industry representation. With technology down significantly in 2000, we obviously suffered some losses that partially offset our gains. I have already covered the Unify story in previous reports. We made a lot of money with it in 1999, sold nearly half our shares at good prices, then watched the stock price go below a dollar on a trading halt, restatement of earnings, shareholder lawsuits, and management changes. If you assume that our remaining shares are worth nothing, we still made a small profit in the stock. Four of our worst six performing stocks were Internet related. Nine of ten were technology. Fortunately, none of these were larger positions. Here are the ten worst performers of this calendar year:

Rank   Description                            Industry                   % Loss
----   -----------                            --------                   ------
 1     Unify Corp.                            Internet-Software          (99.0)%
 2     Web Street Inc.                        Internet-Financial         (87.2)%
 3     Zomax Inc.                             Entertainment              (81.1)%
 4     Akamai Technologies Inc.               Internet-Services          (72.1)%
 5     Mattson Technology Inc.                Semiconductors             (70.7)%
 6     IdeaMall Inc.                          Internet-Retail            (70.2)%
 7     Rambus Inc.                            Semiconductors             (66.0)%
 8     Digital Lightwave Inc.                 Telecommunications         (61.7)%
 9     Micrel Inc.                            Semiconductors             (60.5)%
10     Lamson & Sessions Company              Electrical Comp. & Equip.  (60.4)%

Top Ten Holdings

Among our top ten holdings, technology has declined from 7 companies a year ago, to just 3 at the end of last quarter. For the first time in a long time, technology is not our largest sector representation. As a percentage of net assets, technology weighs in at 23.1% versus 23.2% for energy.

After the tremendous appreciation listed above, Timberland was our largest position. Here are the top ten holdings at the end of December:

                                                                        Percent of
Rank   Description                             Industry                 Net Assets
----   -----------                             --------                 ----------
 1     Timberland Company                      Apparel                     5.2%
 2     Quest Diagnostics Inc.                  Healthcare-Services         4.0%
 3     Barra Inc.                              Software                    3.8%
 4     Park Electrochemical Corp.              Electronics                 3.4%
 5     Laboratory Corp. Of America Holdings    Healthcare-Services         3.2%
 6     SEI Investments Company                 Software                    3.2%
 7     NVR Inc.                                Home Builders               3.1%
 8     Human Genome Sciences Inc.              Biotechnology               3.0%
 9     Standard-Pacific Corp.                  Home Builders               2.7%
 10    Anadarko Petroleum Corp.                Oil & Gas Producers         2.6%
                                                                         ------
       Total                                                              34.2%


"Steady Wins the Race?" or "It Just Takes a Few Good Quarters?"

TRANSLATION: From the fund ranking data on the first page, you may conclude that our relative performance has slipped in the last year or two. (Among aggressive growth funds, ours ranked #1 of 94 such funds over the last five years, but #17 of 189 over the last year.) Actually, this would be an incorrect assumption. This section examines how we got to be #1 over the last five years.

A fund industry trend is that "style-pure funds," those that invest in just a corner of the market like "large-cap growth" or "technology," tend to have one, two, or three great years when their style is in vogue, but then they "revert to the mean" (that is, go back down) in some ensuing years. We saw this with technology funds in 1999 and 2000. The average pure technology fund was up an astonishing 135% in 1999, more than doubling the previous best record of the decade. However, these funds gave up a significant portion of the gains in 2000 with an average 33% loss.

Aggressive Growth is not a style-pure fund. It has significant exposure to "growth stocks," those that are growing earnings and revenues at a fast pace. However, we also invest some assets in companies in mature industries at - what we hope - are undervalued prices. We invest in some very large companies and some very small. We have separate quantitative models that choose stocks from the different "styles" of investing. When this strategy works right, we probably aren't at the top of the performance charts in any one year (that position is usually occupied by a style-pure fund). Rather, we hope to avoid some of the "boom and bust" or "regression to the mean" characteristics of the industry, thus climbing the performance charts over time. Let's focus for a minute on our relative performance ranking versus other aggressive growth funds to see how this approach has played out over the last six calendar years. The following is our percentile ranking by year with "1" being the best and "99" being the worst:

                          Calendar Year        Percentile Rank
                             1995                    88
                             1996                     2
                             1997                    57
                             1998                    53
                             1999                     6
                             2000                     9

In no year was our fund in the top percentile, based on recent Morningstar data. However, we had three years in the top 10%, and over time this performance was enough to put us in the top 1% of aggressive growth funds for the last five (and six) years. There are two ways to look at this. 1) Steady wins the race. Most funds that make it to the top of the short-term performance charts are somewhat erratic in their performance. They may hit the top of the charts one quarter or year, only to plummet near the bottom the next. However, if you can string together several "good" years over time, you can come out on top on a cumulative basis. 2) A different way to look at this is that it just takes a few outrageously good quarters over time to launch a fund into the top tier on a long-term basis. For example, we did outperform the average aggressive growth fund by roughly 31% in the December quarter of 1999. I suspect there is or can be some validity to both of these strategies, but I would have to say that our portfolio reflects more of the former. We're not trying to "shoot the lights out" in any one quarter; we're mostly trying to have a string of good years. By investment objective, we are focused on long-term performance. Our performance-based management fee with a five-year performance period reinforces this objective. Based on the table above, we have had two mediocre years in the last five years and three very good ones. All together, the Portfolio has landed in the top 1% on a cumulative basis. I'm very pleased with the record.

Which Fund Family Had the Best Returns in 2000?

In an article on January 16, Investor's Business Daily reported the rankings of the top 20 fund families based on the asset-weighted returns of their diversified stock funds. Who won?

Who cares? Bridgeway beat them all. Bridgeway beat them all in 1999, too. I haven't figured out why these reporters are so obsessed with the largest fund companies. I guess they think most people want to be a part of "the pack" following the pied piper.

"We too were caught up ..."

The following is from a portfolio manager at one of the largest and most well-respected fund families that had made a name for itself in growth and technology stocks over the last few years:

                  "We too, were caught up in the over-enthusiasm for tech."

Needless to say, this fund group, which looked like the market heroes in the late 90's amid an awesome run of large growth companies, wasn't sitting so pretty at the end of 2000. This part makes sense to me; if you fall in love with one segment of the market, you can expect to do better than your peers when that part is doing well and worse when it is doing poorly. Upon reflection, the quote above caught my attention. One of Bridgeway's strengths is that we don't get overenthusiastic about technology, the Internet, or any other sector. Within the constraints of our specific portfolio investment objective, we're just trying to pick one good stock at a time, and we let the models take emotion out of the process. Our process and use of stock picking models looks just the same when the market is going up as when it's coming down. The time I get most concerned isn't typically when the market has dropped 30 or 40%; it's when our risk measures indicate that we have too much exposure to an individual stock or sector. This overexposure, or concentration, tends to happen when a stock or industry is going gangbusters. So if you read my "anxiety meter," it is typically higher when the market is high, not low.

I spent a half hour recently trying to reassure a friend who has made some excellent savings and investment decisions over the last decade and who is now losing sleep. The one mistake he made was falling in love exclusively with technology and growth stocks. Even with the carnage of 2000, his portfolio is not doing too badly, considering the full course of the last decade. My advice to him is the same I've repeated in my letters over the years: 1) Put short-term money (money you may need to spend in the short-term) and some emergency money (enough to cover a "rainy day" or rainy year) in short-term, low volatility instruments, like a short-term bond fund. 2) Put long-term money (money you expect to spend much later) in long-term instruments, like a diversified portfolio of stocks. 3) Pay attention to taxes, but don't let them be the primary driver of your investment plan. (Avoiding tax sheltering limited partnerships in the 70's would have been wise, I believe, but considering a tax efficient fund for a taxable account is probably a good idea.) 4) Forget about the rule of thumb, "You can spend the interest and dividends, but don't touch principal." I think a better plan is to think about an appropriate level of annual redemptions regardless of whether it comes from "principal," income, or appreciation. In a diversified portfolio based on 75% stocks and 25% short-term bonds, I believe 4 to 5% is conservative and relatively safe. 5) No investment is 100% safe. If you retired in 1940, having just lived through the Great Depression, a safe thing appeared to be putting your retirement nest egg in Treasury Bills. Over the next 10 years (including reinvesting interest) they lost 41% of their purchase power due to inflation. How safe was that? Diversification would have been a better plan. 6) Have a plan that includes diversification, write it down (maybe have someone review it), and then stick with it. These points would avoid most of the mistakes I see people make with investments.

Please don't consider anything in this section as investment advice. It's philosophy. I don't know the specifics of your financial picture, and no "canned advice" applies in all situations.

Expenses

TRANSLATION: The Securities and Exchange Commission is considering requiring funds to report actual dollar expenses to their shareholders. We'll take a "first shot" at it here. Overall, I believe our expenses are reasonable compared to the average of very actively managed funds. (They are, however, more expensive than the average of all funds.) If you take our performance into consideration, I think our expenses are particularly attractive.

There has been considerable industry discussion surrounding a proposal by the SEC to require funds to report actual investment expenses at the shareholder level. Thus, instead of just reporting an expense ratio, funds would calculate your actual dollars of expenses over the last year. While this gets complicated with additions and withdrawals, it's pretty easy to calculate if you just count an investment held from the beginning to the end of the year. If you held a $1,000 investment at calendar year end, you paid $20.72 in fund expenses during the year. You can use this number to calculate your own expenses, assuming no contributions or withdrawals in 2000. For example, if your account had $8,267 at the end of December, you paid $171.29 in expenses in 2000.

                                        2000        Current    Average Aggressive        "If we had
                                       Actual     Annualized       Growth Fund       Their Performance"
                                       ------     ----------   ------------------    ------------------
Expense Ratio                            1.89%         1.75%            1.61%                0.55%
$ of expenses per $1000
     of 12/31/00 account balance       $20.72        $19.19           $17.65                $6.03

The first column is the actual experience in calendar year 2000. The second column is the annualized number based on current experience. The third is the same figure for the average of aggressive growth funds. The fourth column is interesting, but rather esoteric. It states what expenses for Bridgeway Aggressive Growth would have been if we had the historical performance of the average aggressive growth fund. You may recall that our performance-based fee can be as low as 0.2% or as high as 1.6%. The average aggressive growth fund underperformed the S&P 500 by 2.64% per year over the last five years according to data from Morningstar. With this performance, our management fee would have been 0.4% instead of 1.6%, and (assuming all else was the same) our total expense ratio would have been only 0.55%. We think Aggressive Growth is one of the few funds in the industry about which you can say long-term, "You get what you pay for."

Disclaimer

The following is a reminder from the friendly folks at Bridgeway Fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2000; security positions can and do change thereafter.

Conclusion

As always, I appreciate your feedback. We take shareholder comments seriously and have made continuing improvements because people have taken the time to write or call us. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY


John Montgomery

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                                December 31, 2000



     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
Common Stock - 95.8%
     Apparel - 5.2%
               Timberland Company *                    105,600        $ 7,062,000
     Auto Manufacturing - 2.4%
               Ford Motor Company                      114,228          2,677,219
               General Motors Corp.                     11,700            595,969
                                                                      -----------
                                                                        3,273,188
     Banking - 1.4%
               Bank of America Corp.                    42,000          1,926,750
               Compass Bancshares Inc. *                   396              9,232
                                                                      -----------
                                                                        1,935,982
     Biotechnology - 3.5%
               Celera Genomics Group -
                  Appelra Corp. *                       14,800            531,875
               Embrex Inc. *                             9,700            149,138
               Human Genome Sciences Inc. *             58,000          4,020,125
                                                                      -----------
                                                                        4,701,138

     Commercial Services - 1.0%
               Plexus Corp. *                           20,200            613,891
               Professional Detailing Inc. *             7,500            793,242
                                                                      -----------
                                                                        1,407,133

     Distribution and Wholesale - 0.2%
               SCP Pool Corp. *                          9,700            291,606

     Electric - 0.5%
               Calpine Corp. *                          13,800            621,863

     Electrical Components and Equipment - 1.7%
               Power-One Inc. *                         59,500          2,339,094

     Electronics - 10.2%
               AVX Corp.                               113,200          1,853,650
               Celestica Inc. *                         35,000          1,898,750
               Keithley Instruments Inc.                55,000          2,368,438
               Park Electrochemical Corp.              151,250          4,641,484
               Sanmina Corp. *                          39,000          2,988,375
                                                                      -----------
                                                                       13,750,697
     Entertainment - 0.4%
               Macrovision Corp. *                       6,700            495,905

     Healthcare Products - 0.1%
               Candela Corp. *                          25,500            133,875

     Healthcare Services - 7.2%
               Laboratory Corp. Of America
                  Holdings *                            24,530          4,317,280
               Quest Diagnostics Inc. *                 37,900          5,381,800
                                                                      -----------
                                                                        9,699,080
     Home Builders - 5.8%
               NVR Inc. *                               33,800          4,177,680
               Standard-Pacific Corp.                  154,900          3,620,788
                                                                      -----------
                                                                        7,798,468
     Home Furnishings - 0.6%
               Salton Inc. *                            42,250            874,047

     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
     Internet - 1.9%
               1-800 Contacts Inc. *                    14,200          $ 406,475
               Akamai Technologies Inc. *  #            12,500            263,281
               I2 Technologies Inc. *                   27,800          1,511,625
               Register.com *                           55,500            388,500
                                                                      -----------
                                                                        2,569,881

     Leisure Time - 1.9%
               Direct Focus Inc. *                      77,825          2,612,002

     Lodging - 0.6%
               Extended Stay America Inc. *             58,000            745,300

     Machinery - Construction and Mining - 0.5%
               Caterpillar Inc. *                       14,400            681,300

     Media - 2.0%
               Scholastic Corp. *                       30,000          2,658,750

     Oil & Gas Producers - 22.1%
               Amerada Hess Corp.                       17,500          1,278,594
               Anadarko Petroleum Corp.                 49,000          3,482,920
               Belco Oil & Gas Corp. *                  14,000            174,125
               Brown (Tom) Inc. *                       47,700          1,568,138
               Chesapeake Energy Corp. *               288,000          2,916,000
               Chevron Corp.                            20,500          1,730,969
               Cross Timbers Oil Company                60,000          1,665,000
               Denbury Resources Inc. *                 40,000            440,000
               KEY Production Company Inc. *            55,700          1,869,431
               Kerr-McGee Corp.                         17,750          1,188,141
               Meridian Resource Corp. *               212,700          1,834,538
               Mitchell Energy &
                  Development Corp.                     22,000          1,347,500
               Patina Oil & Gas Corp.                   92,800          2,227,200
               Prima Energy Corp. *                     17,550            614,250
               ST Mary Land & Exploration               62,500          2,082,031
               Triton Energy Ltd. *                     44,000          1,320,000
               USX-Marathon Group Inc.                  39,300          1,090,575
               Vintage Petroleum Inc.                   82,300          1,769,450
               Westport Resources Corp. *               53,000          1,162,688
                                                                      -----------
                                                                       29,761,550

     Oil & Gas Services - 1.1%
               Lone Star Technologies *                 15,600            600,600
               Seitel Inc. *                            49,400            910,813
                                                                        1,511,413

     Retail - 3.7%
               Chico's FAS Inc. *                       84,400          1,761,850
               Childrens Place *                       103,300          2,091,825
               Christopher & Banks Corp. *              37,500          1,057,031
                                                                      -----------
                                                                        4,910,706
     Semiconductors - 3.8%
               Mattson Technology Inc. *               252,500          2,603,906
               Rambus Inc. *                            55,400          2,001,325
               Triquint Semiconductor Inc. *            11,400            498,038
                                                                      -----------
                                                                        5,103,269
     Software - 9.7%
               Ansys Inc. *                             37,100            417,375
               Barra Inc. *                            109,050          5,138,981

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 2000


     Industry  Company                                     Shares           Value
     --------  -------                                     ------           -----
     Software - continued

               Mercury Interactive Corp. *                 19,600       $  1,768,900
               SEI Investments Company *                   38,000          4,256,000
               Siebel Systems Inc. *                       21,700          1,467,463
               Unify Corp. *                              127,610             35,890
                                                                        ------------
                                                                          13,084,609
     Telecommunications - 5.7%
               BellSouth Corp.                             22,300            912,906
               Corsair Communications Inc. *               65,000            463,125
               Digital Lightwave Inc. *                     6,400            202,800
               Network Appliance Inc. *                    13,500            866,531
               Newport Corp.                               28,100          2,208,924
               SDL Inc. *                                  13,620          2,018,314
               Tollgrade Communications Inc. *             25,660            936,590
                                                                        ------------
                                                                           7,609,190
     Toys, Games and Hobbies - 0.3%
               The Topps Company *                         48,000            441,000

     Transportation - 2.0%
               Arkansas Best Corp. *                       92,800          1,699,400
               Forward Air Corp. *                         25,000            932,813
               Kirby Corp. *                                   10                210
                                                                        ------------
                                                                           2,632,423
     Trucking and Leasing - 0.1%
               Interpool Inc.                              10,000            170,625
                                                                        ------------
     Total Common Stock
                  (Identified Cost $126,510,455)                        $128,876,094

Options - 0.0%
     Akamai Technologies, Inc. - 0.0%
               February, 2001 Calls @ $105 *                   65              1,625

     Ariba, Inc. - 0.0%
               February, 2001 Calls @ $165 *                   11                 69
               January, 2001 Calls @ $190 *                     5              5,125
                                                                               5,194

     USinternetworking, Inc. - 0.0%
               March, 2001 Calls @ $10 *                       85              3,719
                                                                        ------------
     Total Options (Identified Cost $143,448)                           $     10,538


     Industry  Company                                     Shares           Value
     --------  -------                                     ------           -----
     Preferred Stock - 0.0%
         Home Furnishings - 0.0%
                   O'Sullivan Industries Holdings *         37,000      $     15,610
                                                                        ------------

         Total Preferred Stock (Identified Cost $22,666)                $     15,610

     Short-term Investments - 0.0%
         Money Market Funds - 0.0%
                   Expedition Money Market Fund                378               378
                   Federated Money Market
                      Prime Obligations Fund                   378               378
                   Federated Prime Obligations
                      Fund                                     378               378
                   SEI Daily Income Trust Prime
                      Obligations Fund                         378               378
                                                                        ------------
                                                                               1,512
                                                                        ------------
         Total Short-term Investments
                      (Identified Cost $1,512)                          $      1,512
                                                                        ------------
     Total Investments - 95.8%                                          $128,903,754

     Other Assets and Liabilities, net - 4.2%                              5,631,577
                                                                        ------------
     Total Net Assets - 100.0%                                          $134,535,331
                                                                        ============


     * Non-income producing security as no dividends were paid during the period from July 1, 2000 to December 31, 2000.

     # The portfolio owns a call option on this security.

     ** The aggregate identified cost on a tax basis is $126,678,081. Gross unrealized appreciation and depreciation were $20,334,295 and $18,108,622, respectively, or net unrealized appreciation of $2,225,673.

     See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2000

ASSETS:
       Investments at value (cost - $126,678,081)            $ 128,903,754
       Cash                                                      2,281,612
       Receivable for shares sold                                1,684,663
       Receivable for investments sold                           2,196,464
       Receivable for interest                                       5,470
       Receivable for dividend                                      30,278
       Prepaid expenses                                             18,881
                                                             -------------
             Total assets                                      135,121,122
                                                             -------------

LIABILITIES:
       Payable for shares redeemed                                 240,595
       Payable for management fee                                  312,186
       Accrued expenses                                             33,010
                                                             -------------
             Total liabilities                                     585,791
                                                             -------------
       Net assets ( 3,100,629 shares outstanding)            $ 134,535,331
                                                             =============
       Net asset value, offering and redemption price
          per share ($134,535,331 / 3,100,629)               $       43.39
                                                             =============
NET ASSETS REPRESENT:
       Paid-in capital                                       $ 139,626,353
       Undistributed net realized loss                          (7,316,695)
       Net unrealized appreciation of investments                2,225,673
                                                             -------------
       NET ASSETS                                            $ 134,535,331
                                                             =============

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2000

INVESTMENT INCOME:
       Dividends                                     $    218,330
       Interest                                           140,381
                                                     ------------
             Total income                                 358,711

EXPENSES:
       Management fees                                    754,210
       Accounting fees                                     71,528
       Audit fees                                           6,483
       Custody                                              7,098
       Insurance                                            2,436
       Legal                                                2,456
       Registration fees                                   18,526
       Directors' fees                                      1,345
       Miscellaneous                                          173
                                                     ------------
             Total expenses                               864,255
                                                     ------------
NET INVESTMENT LOSS                                      (505,544)
                                                     ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
       Net realized loss on investments                (7,454,361)
       Net realized loss on options                      (209,134)
       Net change in unrealized appreciation           (6,190,924)
                                                     ------------
       Net realized and unrealized gain               (13,854,419)
                                                     ------------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS     $(14,359,963)
                                                     ============

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                 Six months ended         Year ended
INCREASE (DECREASE) IN NET ASSETS:                               December 31, 2000       June 30, 2000
OPERATIONS:
      Net investment loss                                          $   (505,544)         $   (321,760)
      Net realized gain (loss) on investments                        (7,454,361)            7,996,529
      Net realized loss on options                                     (209,134)             (105,447)
      Net change in unrealized appreciation                          (6,190,924)            5,788,502
                                                                   ------------          ------------
          Net increase (decrease) resulting from operations         (14,359,963)           13,357,824
                                                                   ------------          ------------
      Distributions to shareholders:
          From net investment income                                          0                     0
          From realized gains on investments                         (6,681,870)           (1,763,406)
                                                                   ------------          ------------
            Total distributions to shareholders                      (6,681,870)           (1,763,406)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                  138,472,081            25,842,081
      Reinvestment of dividends                                       6,535,386             1,758,598
      Cost of shares redeemed                                       (34,331,825)           (3,803,198)
                                                                   ------------          ------------
          Net increase from Fund share transactions                 110,675,642            23,797,481
                                                                   ------------          ------------
          Net increase in net assets                                 89,633,809            35,391,899
NET ASSETS:
      Beginning of period                                            44,901,522             9,509,623
                                                                   ------------          ------------
      End of period                                                $134,535,331          $ 44,901,522
                                                                   ============          ============
Number of Fund shares:
      Sold                                                            2,744,972               593,667
      Issued on dividends reinvested                                    157,211                54,061
      Redeemed                                                         (718,153)              (96,549)
                                                                   ------------          ------------
          Net increase                                                2,184,030               551,179
      Outstanding at beginning of period                                916,599               365,420
                                                                   ------------          ------------
      Outstanding at end of period                                    3,100,629               916,599
                                                                   ============          ============


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)


                                                                                   Year ended June 30,
                                            Six months ended  ---------------------------------------------------------------
                                            December 31, 2000     2000         1999         1998         1997        1996
                                            -----------------
PER SHARE DATA
      Net asset value,
          beginning of period                  $      48.99   $     26.02   $    20.32   $    18.79   $    16.66   $    11.71
                                               ------------   -----------   ----------   ----------   ----------   ----------

      Income (loss) from investment operations:

              Net investment loss                     (0.26)        (0.60)       (0.13)       (0.30)       (0.24)       (0.18)
              Net realized and
                   unrealized gain (loss)             (2.92)        27.86         6.43         3.46         3.43         5.22
                                               ------------   -----------   ----------   ----------   ----------   ----------
      Total from investment operations                (3.18)        27.26         6.30         3.16         3.19         5.04
                                               ------------   -----------   ----------   ----------   ----------   ----------

      Less distributions to shareholders:
          Net investment income                        0.00          0.00         0.00         0.00         0.00         0.00
          Net realized gains                          (2.42)        (4.29)       (0.60)       (1.63)       (1.06)       (0.09)
                                               ------------   -----------   ----------   ----------   ----------   ----------
      Total distributions                             (2.42)        (4.29)       (0.60)       (1.63)       (1.06)       (0.09)
                                               ------------   -----------   ----------   ----------   ----------   ----------

      Net asset value, end of period           $      43.39   $     48.99   $    26.02   $    20.32   $    18.79   $    16.66
                                               ============   ===========   ==========   ==========   ==========   ==========

TOTAL RETURN [1]                                       (6.3)%       113.1%        33.4%        18.1%        19.9%        43.3%

RATIOS & SUPPLEMENTAL DATA

      Net assets, end of period                $134,535,331   $44,901,522   $9,509,623   $6,851,820   $3,420,490   $1,502,485
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                       1.83%         2.00%        1.04%        2.00%        2.00%        1.97%
          Expenses before waivers
              and reimbursements                       1.83%         2.01%        1.04%        2.00%        2.77%        5.73%
          Net investment loss after waivers
              and reimbursements                       1.07%         1.52%        0.65%        1.50%        1.40%       (1.26)%

      Portfolio turnover rate [2]                      80.2%        156.9%       211.1%       132.3%       138.9%       167.7%



[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has five portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Social Responsibility Portfolio, and the Aggressive Growth Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund provides for various investment options including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See prospectus for additional risk information.)

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Growth Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options purchased by the Aggressive Growth Portfolio follows:

                                         Call Options
                                     ---------------------
                                      Number       Cost
                                      -------    ---------
Outstanding June 30, 2000                 197    $  59,565
Purchased                               1,011      419,082
Expired                                  (595)    (213,160)
Exercised                                (304)     (82,567)
Closed                                   (143)     (39,472)
                                      -------    ---------
Outstanding December 31, 2000             166    $ 143,448
                                      =======    =========
Market value December 31, 2000                   $  10,538
                                                 =========

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

4.     Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc., a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of (0.7)% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Aggressive Growth Portfolio for any operating expenses above 2.0%.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $133,898,427 and $35,133,225, respectively, for the six months ended December 31, 2000.

8.     Federal Income Taxes:

       During the six months ended December 31, 2000, the Fund paid a short-term capital gain distribution of $2.2071 and a long-term capital gain distribution of $0.215 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.